1 Third Quarter Fiscal Year 2006 Earnings Conference Call November 29, 2005 Third Quarter Fiscal Year 2006 Earnings Conference Call November 29, 2005 Exhibit 99.2

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s business development strategies, current and future partnerships, the expected future deployment and availability of the TiVo service, future
TiVo service features and advertising technologies, and other factors that may affect future earnings or financial results. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “believe,” “expect,” “may,” “will,” “intend,”
“estimate,” “continue,” or similar expressions or the negative of those terms or expressions.
Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development and deployment of competitive service offerings and a lack of market acceptance of the TiVo service, as well as the “Factors That May Affect Future Operating Results” included from time to time in the Company’s public reports filed with the Securities and Exchange
Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward-looking statements.
Forward Looking Statements

Agenda
Agenda
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Metrics
-
Financial Highlights
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Metrics
-
Financial Highlights
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance

Sales, Marketing and Distribution
Sales, Marketing and Distribution
4 million subscriptions, 74% growth over last year
New subscribers commit to at least one year of service,
lowering churn and increasing value per subscription
Lower marketing spend reduces losses
Refined market segmentation drives market testing
programs that yield valuable consumer preference
results
Comcast software development on track for late 2006
rollout
4 million subscriptions, 74% growth over last year
New subscribers commit to at least one year of service,
lowering churn and increasing value per subscription
Lower marketing spend reduces losses
Refined market segmentation drives market testing
programs that yield valuable consumer preference
results
Comcast software development on track for late 2006
rollout

Over-
the-Air
20%
Analog
Cable
33%
Digital
Satellite
23%
Digital
Cable
24%
Over-
the-Air
20%
Analog
Cable
33%
Digital
Satellite
23%
Digital
Cable
24%
•
Households: 22 million
•
Channel: Retailers
•
Competition: Extremely
Limited
•
Households: 26 million
•
Channels: DIRECTV,
Retailers
•
Competition: Yes
•
Households: 36 million
•
Channels: Retailers,
Cablevision, Cebridge,
NCTC, etc.
•
Competition: Extremely
Limited
•
Households: 26 million
•
Channels: Comcast,
Retailers
•
Competition: Yes
We Cover the Entire U.S. Market
We Cover the Entire U.S. Market
Source:  Natexis Bleichroeder Inc., July 2005

Product Differentiation
Product Differentiation
Unique advertising search capability on
TiVo DVRs expected to extend internet paid
search model into the living room
Mobility – from TiVoToGo to Video iPod and
Sony PSP
Unique advertising search capability on
TiVo DVRs expected to extend internet paid
search model into the living room
Mobility – from TiVoToGo to Video iPod and
Sony PSP

7 Partnership Development Partnership Development Yahoo! Asian product launch through TGC, Inc. Yahoo! Asian product launch through TGC, Inc.

Agenda
Agenda
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Metrics
-
Financial Highlights
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Metrics
-
Financial Highlights
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance

Operational Metrics
Operational Metrics
TiVo-Owned Monthly Churn
1
1.0%
Total Net Subscription Additions 434,000
Net TiVo-Owned Subscription Additions 55,000
Quarterly TiVo-Owned SAC
1
$308
Average 12-month SAC
1
$178
Churn – %  of Subscriptions cancelled
SAC – Subscription Acquisition Cost
1
For definitions and reconciliations, please see TiVo’ s Third Quarter Earnings Press Release Dated November 29, 2005.

Subscription Acquisition Costs
Subscription Acquisition Costs
$106
$116
$139
$174
$182
$180
$178 $178
$0
$50
$100
$150
$200
$250
$300
Jan '04 Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05
SAC (current quarter) SAC (trailing 12 months)
$106
$116
$139
$174
$182
$180
$178 $178
$0
$50
$100
$150
$200
$250
$300
Jan '04 Apr '04 Jul '04 Oct '04 Jan '05 Apr '05 Jul '05 Oct '05
SAC (current quarter) SAC (trailing 12 months)

Financial Highlights
Financial Highlights
Inventory                                               $21mm    (42)%
Service & Technology Revenues       $43mm             52%
Hardware Revenue                             $25mm           (12)%
Operating Expense                              $31mm           13%
Net Loss                                             $(14)mm     46%
Cash and Investments                          $90mm            2%
Gross Margin $16mm          775%
For definitions and reconciliations, please see TiVo’ s Third Quarter Earnings Press Release Dated November 29, 2005.
% Change vs
3Q Last Year

12 Guidance Guidance Q4 Service and Tech Revenues $43.5 - $45.5 mm Q4 Net Loss $(17) - $(22) mm

Agenda
Agenda
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Results
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance
Tom Rogers, President & CEO
-
Sales, Marketing & Distribution
-
Product Differentiation
-
Partnership Development
Dave Courtney, EVP & Chief Financial Officer
-
Operational Highlights
-
Financial Results
-
Guidance
Q&A
-
Tom Rogers, President & Chief Executive Officer
-
Dave Courtney, EVP & Chief Financial Officer
-
Stuart West, VP Finance

TiVo
TiVo
DVRs are rapidly penetrating U.S.
market
Differentiated service will drive ongoing
leadership for TiVo
Refining subscription acquisition
strategy to improve business model
Strong IP position
Unique solutions for advertisers
Evolving cable industry understanding
of TiVo's competitive value and
advertising revenue potential
Weaving itself into the approaches of
other major media players
DVRs are rapidly penetrating U.S.
market
Differentiated service will drive ongoing
leadership for TiVo
Refining subscription acquisition
strategy to improve business model
Strong IP position
Unique solutions for advertisers
Evolving cable industry understanding
of TiVo's competitive value and
advertising revenue potential
Weaving itself into the approaches of
other major media players